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                   INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO
                                  A SERIES OF
                                PIPER FUNDS INC.
                     SUPPLEMENT DATED FEBRUARY 29, 1996 TO
                       PROSPECTUS DATED NOVEMBER 27, 1995

    The section of the prospectus on page 13 entitled "Purchase of Shares -- General" is amended to add the following paragraph:

    From the date of this supplement through December 31, 1996, current Fund shareholders who have received cash proceeds from the settlement of the Amended Consolidated Class Action Complaint discussed on page 23 of the Prospectus may invest those proceeds in shares of the Fund at net asset value without payment of a sales charge and the minimum investment requirements are waived for such purchases.